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                                                             Exhibit 23.01


                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



   As independent public accountants, we hereby consent to incorporation of our report included in this Form 10-Q into Cardinal Health, Inc.'s previously-filed Registration Statement File No. 33-62198 on Form S-3 and Registration Statements File No. 33-20895, as amended, No. 33-38021, No. 33-38022, and No. 33-42357 on Form S-8.


                                               Arthur Andersen & Co.


Sacramento, California
February 4, 1994